UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2010

TWO RIVERS WATER COMPANY _______________________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
__________________________
(Registrant's Telephone number)

(Former Name or Address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 8 – OTHER EVENTS

Two Rivers Water Company (OTCBB: TURV) has formed Two Rivers Water, LLC and hired Gary Barber, the current chairman of the Arkansas Basin Roundtable, to begin the development of its water business.

In February 2010, Two Rivers, through a subsidiary, purchased a 74% interest in the Huerfano Cucharas Irrigation Company (“HCIC”) which owns a reservoir and irrigation system on the Huerfano and Cucharas Rivers located in Huerfano and Pueblo Counties in southern Colorado.  Simultaneously, Two Rivers formed Two Rivers Farms, LLC, and purchased 1,700 acres of irrigated farmland along the HCIC ditch.  Two Rivers planted 500 acres of corn, wheat and oats this year.  It expects to expand its irrigated acreage planted to 2,500 acres next year with potential expansion to at least 10,000 acres, perhaps as much as 25,000 acres over the coming decade.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: July 28, 2010	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer